UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2007

ENERGTEK INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51249	42-1708652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580

(Address of principal executive offices)

(516) 887-8200

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 15, 2007, Doron Uziel voluntarily resigned from his position as Chief Executive Officer of the Company. Mr. Uziel will remain as a director of the Company.

Effective as of October 15, 2007, the Company appointed Lev Zaidenberg as Chief Executive Officer in lieu of President. As disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 6, 2007, Mr. Zaidenberg has been serving as President of the Company since July 5, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2007

ENERGTEK, INC. (Registrant)

By:	/s/ Lev Zaidenberg
Name: Title:	Lev Zaidenberg Chief Executive Officer

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